UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21306

Franklin Mutual Recovery Fund

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ  07078-2705

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: 03/31

Date of reporting period: 6/30/14

Item 1. Schedule of Investments.

Franklin Mutual Recovery Fund
Statement of Investments, June 30, 2014 (unaudited)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 61.0%
Aerospace & Defense 1.0%
[a]B/E Aerospace Inc.	United States	6,426	$594,341
Auto Components 2.0%
[a,b]International Automotive Components Group Brazil LLC	Brazil	185,241	29,540
[a,b,c]International Automotive Components Group North America LLC	United States	1,263,310	1,165,757
			1,195,297
Banks 2.2%
Barclays PLC	United Kingdom	42,780	155,780
[d]CIT Group Inc.	United States	25,560	1,169,626
			1,325,406
Chemicals 1.1%
Tronox Ltd., A	United States	25,430	684,067
Communications Equipment 0.0%
[a,c,e,f]Sorenson Communications Inc., Contingent Distribution	United States	1,508,000	—
Diversified Consumer Services 0.4%
[a]Cengage Learning Holdings II LP	United States	7,048	248,442
Diversified Financial Services 0.5%
Capmark Financial Group Inc.	United States	64,464	306,204
Diversified Telecommunication Services 1.0%
[a]Koninklijke KPN NV	Netherlands	167,450	610,205
Electric Utilities 1.0%
[a]EME Reorganizational Trust	United States	3,653,879	581,332
Energy Equipment & Services 6.8%
[a]DeepOcean Group Holding BV	Netherlands	91,357	2,923,424
Fugro NV, IDR	Netherlands	8,580	491,321
Transocean Ltd.	United States	13,932	627,358
			4,042,103
Health Care Equipment & Supplies 2.1%
Covidien PLC	United States	14,100	1,271,538
Hotels, Restaurants & Leisure 1.1%
[a]Pinnacle Entertainment Inc.	United States	25,204	634,637
Insurance 6.6%
Delta Lloyd NV	Netherlands	20,128	511,042
Direct Line Insurance Group PLC	United Kingdom	255,072	1,177,621
RSA Insurance Group PLC	United Kingdom	149,145	1,211,770
[a]Storebrand ASA	Norway	56,960	320,722
UNIQA Insurance Group AG	Austria	55,868	718,261
			3,939,416
IT Services 1.2%
Xerox Corp.	United States	55,481	690,184
Machinery 1.2%
CNH Industrial NV (EUR Traded)	United Kingdom	131	1,345
CNH Industrial NV, special voting (EUR Traded)	United Kingdom	2,759	28,337
CNH Industrial NV, special voting (USD Traded)	United Kingdom	53,898	550,838
Vossloh AG	Germany	1,427	121,337
			701,857
Media 9.1%
CBS Corp., B	United States	7,480	464,807
[a]DIRECTV	United States	22,000	1,870,220

Quarterly Statement of Investments | See Notes to Statement of Investments.

Franklin Mutual Recovery Fund
Statement of Investments, June 30, 2014 (unaudited) (continued)

[a]Nine Entertainment Co. Holdings Ltd.	Australia	177,936	362,569
Time Warner Cable Inc.	United States	4,155	612,031
[a]Tribune Co., A	United States	15,492	1,317,595
[a]Tribune Co., B	United States	9,499	807,890
			5,435,112
Metals & Mining 1.5%
[d]Freeport-McMoRan Copper & Gold Inc., B	United States	25,427	928,085
Oil, Gas & Consumable Fuels 4.9%
BP PLC	United Kingdom	122,500	1,079,344
[a]Cairn Energy PLC	United Kingdom	216,300	740,265
Talisman Energy Inc. (CAD Traded)	Canada	4,602	48,676
Talisman Energy Inc. (USD Traded)	Canada	72,508	768,585
[a]WPX Energy Inc.	United States	11,668	278,982
			2,915,852
Paper & Forest Products 0.4%
NewPage Holdings Inc.	United States	2,892	240,036
Personal Products 1.3%
Avon Products Inc.	United States	54,716	799,401
Pharmaceuticals 4.4%
AstraZeneca PLC	United Kingdom	14,790	1,098,522
AstraZeneca PLC, ADR	United Kingdom	3,782	281,040
[a,d]Hospira Inc.	United States	18,945	973,205
Teva Pharmaceutical Industries Ltd., ADR	Israel	5,881	308,282
			2,661,049
Real Estate Investment Trusts (REITs) 1.7%
Spirit Realty Capital Inc.	United States	88,649	1,007,053
Road & Rail 2.0%
[a]FirstGroup PLC	United Kingdom	563,890	1,221,600
Semiconductors & Semiconductor Equipment 1.5%
Samsung Electronics Co. Ltd.	South Korea	149	194,642
Tokyo Electron Ltd., ADR	Japan	42,500	726,325
			920,967
Software 2.6%
Symantec Corp.	United States	66,733	1,528,186
Technology Hardware, Storage & Peripherals 0.4%
[a]Eastman Kodak Co.	United States	9,890	242,008
[a]Eastman Kodak Co., wts., 9/03/18	United States	405	3,686
[a]Eastman Kodak Co., wts., 9/03/18	United States	405	3,823
			249,517
Tobacco 1.0%
Lorillard Inc.	United States	9,832	599,457
Wireless Telecommunication Services 2.0%
Vodafone Group PLC	United Kingdom	359,050	1,198,092
Total Common Stocks and Other Equity Interests (Cost $31,637,844)			36,529,436
Preferred Stocks 2.1%
Automobiles 1.1%
Porsche Automobile Holding SE, pfd.	Germany	6,053	630,731
Semiconductors & Semiconductor Equipment 1.0%
Samsung Electronics Co. Ltd., pfd.	South Korea	568	594,941
Total Preferred Stocks (Cost $865,978)			1,225,672

Franklin Mutual Recovery Fund
Statement of Investments, June 30, 2014 (unaudited) (continued)

		Principal Amount*
Corporate Bonds, Notes and Senior Floating Rate Interests 21.6%
[g]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	1,150,000	1,196,719
Avaya Inc.,
[g] senior note, 144A, 10.50%, 3/01/21	United States	450,000	417,375
[g] senior secured note, 144A, 7.00%, 4/01/19	United States	149,000	149,745
[h] Tranche B-3 Term Loan, 4.727%, 10/26/17	United States	225,542	221,394
[h] Tranche B-6 Term Loan, 6.50%, 3/31/18	United States	54,364	54,509
[h]Caesars Entertainment Operating Co. Inc., Senior Tranche Term Loan, first lien,
1/28/18,
B5, 4.402%	United States	164,000	151,791
B6, 5.402%	United States	784,000	733,307
[h]Cengage Learning Acquisitions Inc., First Lien Exit Term Loan, 7.00%, 3/31/20	United States	44,888	45,528
Clear Channel Communications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	510,000	545,700
[h] Tranche B Term Loan, 3.80%, 1/29/16	United States	18,080	17,972
[h] Tranche C Term Loan, 3.80%, 1/29/16	United States	3,675	3,642
[h] Tranche D Term Loan, 6.90%, 1/30/19	United States	1,272,694	1,269,672
[h] Tranche E Term Loan, 7.65%, 7/30/19	United States	408,909	410,641
[h]Eastman Kodak Co.,
First Lien Term Loan, 7.25%, 9/03/19	United States	152,460	155,095
[i] Second Lien Term Loan, 10.75%, 9/03/20	United States	514,000	523,955
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	106,000	130,778
senior note, 11.75%, 8/15/21	United States	449,000	534,310
[g,j]First Data Holdings Inc., 144A, PIK, 14.50%, 9/24/19	United States	289,228	312,366
GenOn Americas Generation LLC, senior bond,
8.50%, 10/01/21	United States	100,000	104,250
9.125%, 5/01/31	United States	709,000	732,042
[h]The Great Atlantic & Pacific Tea Co. Inc., senior secured, First Lien Exit Term Loan,
11.00%, 3/13/17	United States	382,221	393,917
[h]Harrah's Operating Co. Inc., Senior Tranche Term Loan, first lien, 9.75%, 3/01/17	United States	88,000	86,983
[h]JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	625,212	632,414
[h]KIK Custom Products Inc., Second Lien Term Loan, 9.50%, 11/17/19	United States	660,000	671,000
[g]Lee Enterprises Inc., senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	745,000	799,012
[h]Moxie Liberty LLC, Construction B-1 Term Loan, 7.50%, 8/21/20	United States	448,000	460,320
[h]Moxie Patriot LLC, Construction B-1 Term Loan, 6.75%, 12/18/20	United States	252,000	257,040
NGPL PipeCo LLC,
[g] secured note, 144A, 7.119%, 12/15/17	United States	234,000	238,680
[g] senior secured note, 144A, 9.625%, 6/01/19	United States	348,000	382,800
[h] Term Loan B, 6.75%, 9/15/17	United States	19,961	19,904
[c,g,j]Sorenson Communications Inc., secured note, second lien, 144A, PIK, 9.00%, 10/31/20	United States	649,999	579,556
[c,g,j]Sorenson Holdings LLC/Finance Corp., senior note, 144A, PIK, 13.00%, 10/31/21	United States	493,999	447,258
Toys R Us-Delaware Inc., 9/01/16,
[g,k] first lien, 144A, 7.375%	United States	244,000	226,920
[h] Term Loan B1, 6.00%	United States	56,846	51,393
Total Corporate Bonds, Notes and Senior Floating Rate Interests
(Cost $12,248,515)			12,957,988

Corporate Bonds, Notes and Senior Floating Rate Interests in
Reorganization 9.9%
[l]Nortel Networks Corp., cvt., senior note,
1.75%, 4/15/12	Canada	1,752,000	1,773,900
2.125%, 4/15/14	Canada	171,000	174,206
[l]Nortel Networks Ltd., senior note,
10.125%, 7/15/13	Canada	693,000	793,485
10.75%, 7/15/16	Canada	25,000	28,750
[l]Northern Telecom Ltd., 6.875%, 9/01/23	Canada	368,000	181,240
[h]Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.651%, 10/10/17	United States	2,524,660	2,095,468

Franklin Mutual Recovery Fund
Statement of Investments, June 30, 2014 (unaudited) (continued)

[g,l]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings
Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	941,000		863,368
Total Corporate Bonds, Notes and Senior Floating Rate Interests in
Reorganization (Cost $5,746,139)				5,910,417
		Shares
Companies in Liquidation 4.4%
[a]Adelphia Recovery Trust	United States	11,280,134		112,801
[a,e]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,018,915		12,227
[a,b,c]CB FIM Coinvestors LLC	United States	1,439,821		—
[a,e,f]Century Communications Corp., Contingent Distribution	United States	2,826,000		—
[a,b]FIM Coinvestor Holdings I, LLC	United States	1,801,197		—
[a,g]KGen Power Corp., 144A	United States	141,643		35,411
[a,m]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	5,404,577		2,479,350
[a,e,f]NewPage Corp., Litigation Trust, Contingent Distribution	United States	723,000		—
[a,e,f]Tribune Litigation Trust, Contingent Distribution	United States	20,112		—
[a,e,f]Tropicana Entertainment LLC, Contingent Distribution	United States	12,892,000		—
Total Companies in Liquidation (Cost $3,540,928)				2,639,789
		Principal Amount*
Municipal Bonds (Cost $186,937) 0.3%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	200,000		176,188
	Counterparty	Notional Amount*
Options Purchased 0.2%
Payer Swaptions – Over-the-Counter
Interest Rate 0.0%†
Receive floating 6-month JPY LIBOR, Pay fixed 3.00%, Expires 3/14/17	MSCS	203,817,000	JPY	4,598
Receive floating 6-month JPY LIBOR, Pay fixed 3.00%, Expires 3/16/17	MSCS	93,000,000	JPY	2,136
Receive floating 6-month JPY LIBOR, Pay fixed 3.00%, Expires 6/15/17	MSCS	105,933,333	JPY	3,514
				10,248
Puts - Over-the-Counter
Currency Options 0.2%
JPY/USD, June Strike Price 90 JPY, Expires 6/15/17	BANT	35,280,000	JPY	42,178
JPY/USD, June Strike Price 95 JPY, Expires 6/15/17	BANT	47,853,400	JPY	38,258
JPY/USD, June Strike Price 100 JPY, Expires 6/15/17	BANT	63,308,000	JPY	32,461
				112,897
Total Options Purchased (Cost $200,899)				123,145
Total Investments before Short Term Investments (Cost $54,427,240)				59,562,635
	Country	Shares
Short Term Investments (Cost $72,576) 0.1%
Investments from Cash Collateral Received for Loaned Securities (Cost
$72,576) 0.1%
Money Market Funds 0.1%
[n]BNY Mellon Overnight Government Fund, 0.082%	United States	72,576		72,576
Total Investments (Cost $54,499,816) 99.6%				59,635,211
Options Written (0.1)%				(35,252)
Securities Sold Short (4.0)%				(2,416,015)
Other Assets, less Liabilities 4.5%				2,684,812
Net Assets 100.0%				$59,868,756
		Number of Contracts
Options Written (0.1)%
Puts – Exchange-Traded
Aerospace & Defense (0.0)%†
B/E Aerospace Inc., October Strike Price $90, Expires 10/18/14	United States	10		$(3,950)
Beverages (0.0)%†
PepsiCo Inc., July Strike Price $80, Expires 7/19/14	United States	38		(171)

Franklin Mutual Recovery Fund
Statement of Investments, June 30, 2014 (unaudited) (continued)
Media (0.1)%
Time Warner Cable Inc., January Strike Price $140, Expires 1/17/15	United States	25	(16,000)
			(20,121)
	Counterparty
Puts – Over-the-Counter
Banks (0.0)%†
Barclays PLC, December Strike Price 2.40 GBP, Expires 12/19/14	MSCS	27	(15,131)
Total Options Written (Premiums Received $60,632)			$(35,252)
	Country	Shares
Securities Sold Short (4.0)%
Common Stocks (4.0)%
Diversified Telecommunication Services (1.3)%
AT&T Inc.	United States	22,000	$(777,920)
Health Care Equipment & Supplies (1.4)%
Medtronic Inc.	United States	13,479	(859,421)
Semiconductors & Semiconductor Equipment (1.3)%
Applied Materials Inc.	United States	34,531	(778,674)
Total Securities Sold Short (Proceeds $2,248,923)			$(2,416,015)

* The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
† Rounds to less than 0.1% of net assets.
a Non-income producing.
b See Note 5 regarding restricted securities.
c At June 30, 2014, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
d Security or a portion of the security has been pledged as collateral for securities sold short and written options contracts. At June 30, 2014, the aggregate value of these securities and/or cash pledged as collateral was $5,136,454, representing 8.58% of net assets.
e Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
f Security has been deemed illiquid because it may not be able to be sold within seven days.
g Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At
June 30, 2014, the aggregate value of these securities was $5,649,210, representing 9.44% of net assets.
h The coupon rate shown represents the rate at period end.
i A portion or all of the security purchased on a delayed delivery basis.
j Income may be received in additional securities and/or cash.
k A portion or all of the security is on loan at June 30, 2014.
l Defaulted security or security for which income has been deemed uncollectible.
m Bankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
n The rate shown is the annualized seven-day yield at period end.

Franklin Mutual Recovery Fund
Statement of Investments, June 30, 2014 (unaudited) (continued)

At June 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 3.

Forward Exchange Contracts

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
Euro	BANT	Buy	654,845	$899,672	7/17/14	$1,258	$(4,091)
Euro	BANT	Sell	2,248,508	3,057,639	7/17/14	59	(21,852)
Euro	BBU	Buy	208,113	285,919	7/17/14	164	(1,063)
Euro	BBU	Sell	98,717	133,636	7/17/14	-	(1,562)
Euro	BONY	Buy	72,495	100,114	7/17/14	-	(828)
Euro	BONY	Sell	4,173	5,684	7/17/14	-	(31)
Euro	DBFX	Buy	10,993	14,974	7/17/14	81	-
Euro	HSBC	Buy	116,530	160,560	7/17/14	263	(1,229)
Euro	HSBC	Sell	174,764	239,024	7/17/14	335	(658)
Euro	SCBT	Buy	20,467	28,412	7/17/14	-	(381)
Euro	SSBT	Buy	140,467	191,428	7/17/14	1,350	(402)
Euro	SSBT	Sell	3,292	4,507	7/17/14	-	(2)
South Korean Won	BANT	Buy	99,435,084	95,204	8/12/14	2,888	-
South Korean Won	BANT	Sell	317,683,342	296,368	8/12/14	-	(17,022)
South Korean Won	FBCO	Buy	38,656,317	36,955	8/12/14	1,179	-
South Korean Won	FBCO	Sell	329,044,314	306,808	8/12/14	-	(17,790)
South Korean Won	HSBC	Buy	70,879,886	68,816	8/12/14	1,106	-
South Korean Won	HSBC	Sell	346,244,631	325,036	8/12/14	-	(16,530)
Australian Dollar	HSBC	Sell	384,331	360,524	8/18/14	-	(704)
British Pound	BANT	Buy	288,515	478,143	8/19/14	15,361	-
British Pound	BANT	Sell	1,030,969	1,724,842	8/19/14	-	(38,626)
British Pound	BBU	Buy	205,604	343,739	8/19/14	7,946	-
British Pound	BBU	Sell	2,170,127	3,630,921	8/19/14	-	(81,074)
British Pound	BONY	Buy	137,230	230,161	8/19/14	4,571	-
British Pound	HSBC	Buy	87,715	145,751	8/19/14	4,285	-
British Pound	HSBC	Sell	1,663,580	2,785,512	8/19/14	-	(60,036)
British Pound	SCBT	Sell	17,935	30,029	8/19/14	-	(649)
British Pound	SSBT	Buy	187,993	312,635	8/19/14	8,927	-
British Pound	SSBT	Sell	104,074	176,353	8/19/14	-	(1,666)
Euro	BANT	Sell	369,923	507,608	11/17/14	729	-
Euro	BBU	Sell	475,615	652,712	11/17/14	1,009	-
Euro	HSBC	Sell	57,901	79,443	11/17/14	105	-
Norwegian Krone	BANT	Sell	1,800,359	301,705	11/21/14	9,726	-
Norwegian Krone	BONY	Sell	27,648	4,577	11/21/14	93	-
Norwegian Krone	DBFX	Buy	52,740	8,562	11/21/14	-	(9)
Unrealized appreciation (depreciation)						61,435	(266,205)
Net unrealized appreciation (depreciation)							$(204,770)

[a] May be comprised of multiple contracts using the same currency and settlement date.

Franklin Mutual Recovery Fund

Statement of Investments, June 30, 2014 (unaudited) (continued)

ABBREVIATIONS

Counterparty

BANT Bank of America N.A.
BBU Barclays Bank PLC
BONY Bank of New York Mellon
DBFX Deutsche Bank AG
FBCO Credit Suisse Group AG
HSBC HSBC Bank USA, N.A.
MSCS Morgan Stanley Capital Services, LLC
SCBT Standard Chartered Bank
SSBT State Street Bank and Trust Co., N.A.

Currency

CAD Canadian Dollar
GBP British Pound
EUR Euro
JPY Japanese Yen
USD United States Dollar

Selected Portfolio

ADR American Depositary Receipt
GO General Obligation
IDR International Depositary Receipt
LIBOR London InterBank Offered Rate
PIK Payment-In-Kind

Franklin Mutual Recovery Fund

Notes to Statement of Investments (unaudited)

1. ORGANIZATION

The Franklin Mutual Recovery Fund (Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end, continuously offered management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles.

2. FINANCIAL INSTRUMENT VALUATION

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund's valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

3. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

4. INCOME TAXES

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$54,744,621

Unrealized appreciation	$8,500,962
Unrealized depreciation	(3,610,372)
Net unrealized appreciation (depreciation)	$4,890,590

5. RESTRICTED SECURITIES

At June 30, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the Securities Act of 1933 deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
1,439,821	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	$-	$-
1,801,197	FIM Coinvestor Holdings I, LLC	11/12/06 - 6/02/09	-	-
185,241	International Automotive Components Group Brazil LLC	4/13/06 -12/26/08	123,016	29,540
1,263,310	International Automotive Components Group North America, LLC	3/15/06 - 3/18/13	1,026,600	1,165,757
	Total Restricted Securities (Value is 2.00% of Net Assets)		$1,149,616	$1,195,297

6. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$-	$-	$1,195,297		$1,195,297
Energy Equipment & Services	1,118,679	2,923,424	-		4,042,103
Machinery	122,682	579,175	-		701,857
Paper & Forest Products	-	240,036	-		240,036
All Other Equity Investments [b]	31,575,815	-	-	c	31,575,815
Corporate Bonds, Notes and Senior Floating Rate Interests	-	12,957,988	-		12,957,988
Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization	-	5,910,417	-		5,910,417
Companies in Liquidation	112,801	2,491,577	35,411	c	2,639,789
Municipal Bonds	-	176,188	-		176,188
Options Purchased	-	123,145	-		123,145
Short Term Investments	-	72,576	-		72,576
Total Investments in Securities	$32,929,977	$25,474,526	$1,230,708		$59,635,211

Other Financial Instruments
Forw ard Exchange Contracts	$-	$61,435	$		$61,435

Liabilities:
Other Financial Instruments
Options Written	$20,121	$15,131	$		$35,252
Securities Sold Short	2,416,015	-			2,416,015
Forw ard Exchange Contracts	-	266,205			266,205
Total Other Financial Instruments	$2,436,136	$281,336	$		$2,717,472

a Includes common and preferred stocks as w ell as other equity investments
b For detailed categories, see the accompanying Statement of Investments.
c Includes securities determined to have no value at June 30, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. The reconciliation of assets for the three months ended June 30, 2014, is as follows:

Net Change in
Unrealized
Appreciation
	Balance at										(Depreciation)
	Beginning of		Purchases	Transfers Into	Transfers Out	Cost Basis	Net Realized	Net Unrealized Balance at End			on Assets Held
	Period		(Sales)	Level 3[a]	of Level 3[b]	Adjustments	Gain (Loss)	Gain (Loss)	of Period		at Period End
Assets:
Investments in Securities:
Equity Investments:[c]
Auto Components	$ 1,143,570		$ -	$ -	$ -	$ -	$ -	$ 51,727	$ 1,195,297		$ 51,727
Energy Equipment & Services	2,466,639		-	-	(2,923,424)	-	-	456,785	-		-
Companies in Liquidation	-	d	-	35,411	-	-	46,742	(46,742)	35,411	[d]	(46,742)
Total	$ 3,610,209		$ -	$ 35,411	$ (2,923,424)	$ -	$ 46,742	$ 461,770	$ 1,230,708		$ 4,985

aThe investment w as transferred into Level 3 as a result of its value being deteremined using a significant unobservable input.
bThe investment w as transferred out of Level 3 as a result of the removal of a significant unobservable valuation input.
cIncludes common stocks as w ell as other equity investments.
dIncludes securities determined to have no value.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2014, are as follows:

					Impact to
					Fair Value if
					Input
Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount	Increases[a]
Assets:
Investments in Securities:
Equity Investments:
Auto Components
	$ 1,165,757	Market comparables	Discount for lack of marketability	10%	Decrease[b]
			EV / EBITDA multiple	4.1x	Increase[b]
All Other Investments[c]	64,951
Total	$ 1,230,708

a Represents the directional change in the fair value of the Level 3 financial instruments that w ould result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input w ould have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
b Represents a significant impact to fair value and net assets.
c Includes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments w ith values derived using prior transaction prices or third party pricing information w ithout adjustment for w hich such inputs are also unobservable.

Abbreviations List

EBITDA - Earnings before interest, taxes, depreciation and amortization
EV - Enterprise value

7. NEW ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

8. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the Statement of Investments and determined that no events have occurred that require disclosure.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

Item 2. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Quarterly Schedule of Portfolio Holdings on Form N-Q, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Quarterly Schedule of Portfolio Holdings on Form N-Q.

Item 3. Exhibits.

(a) Certification pursuant to Section 30a-2 under the Investment Company Act of 1940 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Mutual Recovery Fund

By    /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

      Finance and Administration

Date: August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

      Finance and Administration

Date: August 27, 2014

By    /s/Robert G. Kubilis

      Robert G. Kubilis

      Chief Financial Officer and

      Chief Accounting Officer

Date: August 27, 2014